Exhibit 99.4

SUBORDINATION AGREEMENT AND RELEASE

This Subordination Agreement (the “Subordination Agreement”) is made as of the 8th day of June, 2007 (“Effective Date”), by and among William M. Beard and Lu Beard, as Trustees of The William M. Beard and Lu Beard 1988 Charitable Unitrust (“Unitrust”), Boatright Family, L.L.C. (“Boatright”), and McElmo Dome Nominee, LLC, a limited liability company (“Nominee”).

Whereas, The Beard Company (the “Company”) has executed and delivered to Unitrust that certain Promissory Note dated March 26, 2004 in the original principal amount of $2,785,000 (the “Prior Unitrust Note”), upon which, as of the Effective Date, the unpaid principal balance is $2,782,900.59 and the accrued unpaid interest is $514,103.64; and

Whereas, the Company has executed and delivered to Boatright the Company’s 12% Convertible Subordinated Note due August 31, 2009, in the principal amount of $390,000.00 (the “Company Boatright Note”) and upon which, as of the Effective Date, the accrued and unpaid interest is $12,821.92; and

Whereas, in consideration of such loans and to secure payment of the loans evidenced by the Prior Unitrust Note and the Company Boatright Note (collectively, the “Prior Notes”) the Company has executed and delivered to the public trustees of Montezuma County and Dolores County, Colorado, that certain Amended and Restated Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of July 22, 2005 (the “2005 Deed of Trust”), covering certain oil, gas, and mineral interests (collectively, the “Collateral”), for the benefit of the Nominee; and

Whereas, Unitrust, Boatright, and Nominee have previously entered into a Subordination and Nominee Agreement dated July 22, 2005 (the “2005 Nominee Agreement”) under which (i) the Nominee agreed to act as agent and nominee on behalf of Unitrust, Boatright, and such other parties under the 2005 Deed of Trust, and (ii) the parties have agreed to certain priorities among the parties with respect to proceeds of the Collateral; and

Whereas, the Company has previously executed and delivered to Boatright that certain promissory note dated May 22, 2006, in the principal amount of $200,000 (the “2006 Note”), and to secure payment of the 2006 Note the Company has executed and delivered to the public trustees of Montezuma County and Dolores County, Colorado, that certain Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of May 22, 2006 (the “2006 Deed of Trust”), covering the Collateral, for the benefit of Boatright, recorded at Book 0348 Page 259 of the real estate records of Dolores County, Colorado and under file stamp number 540874 of the real estate records of Montezuma County, Colorado; and

Whereas, paragraph (b) of Article 1 of the 2006 Deed of Trust was inadvertently included, and incorrectly states that the 2006 Deed of Trust was given, in part, to secure payment of the “Unitrust Note”, which term is not defined in the 2006 Deed of Trust; and

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Whereas, the Company, Unitrust, Boatright and Nominee have previously entered into a Subordination Agreement dated May 22, 2006 (the “2006 Subordination Agreement”), providing for the subordination of the Prior Unitrust Note and the Company Boatright Note to the 2006 Note and for the subordination of the 2005 Deed of Trust to the 2006 Deed of Trust; and

Whereas, the Company desires to borrow certain additional funds and desires that Unitrust and Boatright subordinate their interests in the 2005 Deed of Trust to the 2007 Deed of Trust (hereafter defined), and Boatright and Unitrust have agreed to such subordination, subject to the terms and conditions of this Subordination Agreement; and

Whereas, to evidence such additional loan, the Company has executed and delivered to First Fidelity Bank, N.A. (“Lender”) that certain promissory note dated June 8, 2007, in the principal amount of $1,500,000 (the “2007 Note”), and to secure payment of the 2007 Note the Company has executed and delivered to the public trustees of Montezuma County and Dolores County, Colorado, that certain Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of June 8, 2007 (the “2007 Deed of Trust”), covering the Collateral, for the benefit of Lender. The 2007 Note and the 2007 Deed of Trust are attached hereto as Exhibits “A” and “B”.

Now, therefore, in consideration of the foregoing premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the Company, Unitrust, Boatright, and Nominee hereby agree as follows:

1.             Release of 2006 Deed of Trust and 2006 Subordination Agreement. Contemporaneously with the execution of this Subordination Agreement, the Company has paid the 2006 Note in full, and Boatright acknowledges receipt of such payment and hereby releases the 2006 Deed of Trust and directs the public trustee to execute and file such documentation as may be necessary or appropriate to evidence such release in the applicable public records. Unitrust, Boatright, the Company, and Nominee each hereby acknowledges and confirms that, notwithstanding the reference to the “Unitrust Note” contained in Article 1, paragraph (b) of the 2006 Deed of Trust, the 2006 Deed of Trust was not given to secure, and does not secure, payment of any obligation referenced in such paragraph. Unitrust, Boatright, the Company, and Nominee each hereby terminate the 2006 Subordination Agreement and release and discharge each of the other parties from any and all obligations under the 2006 Subordination Agreement. Boatright agrees to execute such additional releases and other documents as may be reasonably requested by the Company to evidence the release of the 2006 Deed of Trust.

2.             Subordination of Prior Unitrust Note. Unitrust agrees that the Prior Unitrust Note and the lien created by the 2005 Deed of Trust, and all obligations for payment of the loan evidenced and secured thereby, and all obligations for performance contained in the Prior Unitrust Note and the 2005 Deed of Trust, are and shall be subordinate to the 2007 Note, the lien created by the 2007 Deed of Trust, and all obligations for performance contained in the 2007 Note and the 2007 Deed of Trust.

3.             Subordination of Company Boatright Note. Boatright agrees that the Company Boatright Note and the lien created by the 2005 Deed of Trust, and all obligations for payment of the loan evidenced and secured thereby, and all obligations for performance contained

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in the Company Boatright Note and the 2005 Deed of Trust, are and shall be subordinate to the 2007 Note, the lien created by the 2007 Deed of Trust, and all obligations for performance contained in the 2007 Note and the 2007 Deed of Trust. The provisions of this paragraph 3 and the subordination of the Company Boatright Note and the 2005 Deed of Trust to the 2007 Note and 2007 Deed of Trust as herein provided shall terminate and be and become null and void and of no further force and effect if and only if the 2007 Note or the 2007 Deed of Trust is renewed, extended, or modified in writing without Boatright’s express written consent. If the subordination of the Company Boatright Note shall become null and void hereunder, the Company Boatright Note and the 2005 Deed of Trust solely as it applies to the Company Boatright Note shall once again have priority over the 2007 Note and 2007 Deed of Trust and the liens provided for therein.

4.             Nominee’s Actions. Unitrust and Boatright hereby direct Nominee to take no action in performance of its obligations as nominee under the 2005 Nominee Agreement that is inconsistent with the terms of this Subordination Agreement, and Nominee accepts such direction and agrees that all actions taken by Nominee pursuant to or in connection with the 2005 Nominee Agreement shall be consistent with the terms of this Subordination Agreement.

5.             Binding Effect. This Agreement shall be binding upon the respective successors and assigns of the parties hereto.

6.             Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

7.             Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Subordination Agreement as of the date written above.

“UNITRUST”	THE WILLIAM M. BEARD AND LU BEARD 1988 CHARITABLE UNITRUST

By  /s/ William Beard

William Beard, Trustee

By  /s/ Lu Beard

Lu Beard, Trustee

“NOMINEE”	MCELMO DOME NOMINEE, LLC, an Oklahoma limited liability Company

By  /s/ William M. Beard

William Beard, Member

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By:	BOATRIGHT FAMILY L.L.C., Member

By /s/ Peter Boatright
Peter Boatright, Manager
“BOATRIGHT”	BOATRIGHT FAMILY L.L.C., an Oklahoma limited liability Company

By  /s/ Peter Boatright

Peter Boatright, Manager

ACKNOWLEDGED by The Beard Company this 8th day of June, 2007.

/s/ Herb Mee, Jr.

Herb Mee, Jr., President

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 8th day of June, 2007, by William Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

Nov. 6, 2010

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 8th day of June, 2007, by Lu Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

Nov. 6, 2010

(SEAL)

Page 4 of 6 Pages

STATE OF OKLAHOMA         )

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 8th day of June, 2007, by William Beard, Member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

Nov. 6, 2010

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 8th day of June, 2007, by Peter Boatright, as Manager of BOATRIGHT FAMILY L.L.C., as member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

Nov. 6, 2010

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 8th day of June, 2007, by Peter Boatright, Manager of Boatright Family L.L.C., an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

Nov. 6, 2010

(SEAL)

Page 5 of 6 Pages

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 8th day of June, 2007, by Herb Mee, Jr., President of The Beard Company, an Oklahoma corporation, on behalf of the corporation.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

Nov. 6, 2010

(SEAL)

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